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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 17, 2006
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       001-31810               22-3720962
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


     55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY          07960
           (Address of principal executive offices)             (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
Press Release

ITEM 7.01.   REGULATION FD DISCLOSURE

On March 17, 2006, Access Integrated Technologies, Inc. issued a press release announcing the closing of its offering of 5,126,086 shares of its Class A common stock, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General  Instruction B.2 of Form 8-K, the information in this
Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     EXHIBITS.

             99.1 Access Integrated Technologies, Inc. press release, dated March 17, 2006.

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                 ACCESS INTEGRATED TECHNOLOGIES, INC.


                                 By:     /s/ Brian D. Pflug
                                         ---------------------------------------
                                 Name:   Brian D. Pflug
                                 Title:  Senior Vice President-Accounting
                                         and Finance

                                 Dated as of March 17, 2006

                                  EXHIBIT INDEX


99.1   Access Integrated Technologies, Inc. press release, dated March 17, 2006.